UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LNB BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2006
PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2006
PROPOSAL NUMBER 1
PROPOSAL NUMBER 2
APPENDIX A

LNB BANCORP, INC.
457 BROADWAY
LORAIN, OHIO, 44052
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2006
March 18, 2006
To The Shareholders of LNB Bancorp, Inc.:
     The 2006 Annual Meeting of Shareholders of LNB Bancorp, Inc. (the “Annual Meeting”) will be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052, on Tuesday, April 18, 2006, at 10:00 a.m. local time for the purpose of considering and voting upon the following matters as more fully described in the attached Proxy Statement:
Proposals:
1.	To elect five directors for the next three years;

2.	Approval of the adoption of the LNB Bancorp, Inc. 2006 Stock Incentive Plan; and

3.	To transact any other business which may properly come before the meeting or any postponement or adjournment of the meeting.
     Shareholders of record at the close of business on February 27, 2006 will be entitled to vote the number of common shares held of record in their names on that date at the meeting.
     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Annual Meeting in person. This proxy may be revoked prior to its exercise.
  By Order of the Board of Directors

/s/	Terry M. White
Terry M. White
Chief Financial Officer and Corporate Secretary
     Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

This Page Intentionally Blank

LNB BANCORP, INC.
457 BROADWAY
LORAIN, OHIO 44052
PROXY STATEMENT FOR 2006 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 18, 2006
Introduction
     This Proxy Statement is being furnished to shareholders of LNB Bancorp, Inc. (“LNB Bancorp” or the “Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Corporation for the 2006 Annual Meeting of Shareholders, and any postponement or adjournment thereof, to be held at the time and place set forth in the accompanying notice (the “Annual Meeting”). The notice of the meeting, this Proxy Statement, the Corporation’s annual report to shareholders for the fiscal year ended December 31, 2005 and the enclosed proxy are first being sent to shareholders on or about March 17, 2006.
Voting and Revocation of Proxies
     If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting, the common shares represented by your proxy will be voted in accordance with your instructions marked on the proxy. Where properly executed proxies are returned but no such instructions are given, the proxy holders will vote “For” the approval of the matters set forth in the notice of Annual Meeting which accompanies this proxy statement and will use their discretion on any other proposals and other matters that may be brought before the Annual Meeting.
     Shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Secretary of the Corporation a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The presence of a shareholder at the Annual Meeting however, will not automatically revoke any proxy previously given by such shareholder, rather the shareholder must notify a representative of the Corporation at the Annual Meeting of his or her desire to revoke the proxy and vote in person. Written notices of revoked proxies may be directed to Terry M. White, Chief Financial Officer and Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.
Solicitation of Proxies
     The Corporation will bear the cost of soliciting proxies in the form enclosed herewith. In addition to soliciting proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telecopy without incurring any additional cost. The Corporation will request persons, firms and corporations holding common shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and the Corporation will reimburse the holders for their reasonable expenses in doing so.
Meeting Information
Date, Place and Time
     The Annual Meeting will be held on Tuesday, April 18, 2006, at 10:00 a.m., local time, at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052.

Record Date and Voting Rights
     The Corporation’s Board of Directors has fixed the close of business on February 27, 2006 (the “Record Date”) as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only holders of record of the Corporation’s common shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each common share entitles record holders to one vote on each matter properly submitted for consideration at the Annual Meeting.
     As of the Record Date, there were 2,127 record holders of the Corporation’s common shares and 6,486,173 of the Corporation’s common shares outstanding.
     The shareholders present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.
     The five nominees for director who receive the highest number of votes cast in their favor will be elected as directors. Common shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will not be counted as voting for or against any nominee and thus will have no impact on the outcome of the election of directors.
     The approval of the adoption of the LNB Bancorp, Inc. 2006 Stock Incentive Plan requires the affirmative vote of a majority of the votes represented in person or by proxy. Abstentions with respect to these proposals will not be voted, but will be counted for purposes of determining the number of shares entitled to vote. Accordingly, abstentions will have the same effect as an “Against” vote with respect to these proposals. Broker non-votes will have no effect on these proposals.
Ownership of Voting Shares
     The following table sets forth the beneficial ownership of the Corporation’s common shares by each of the Corporation’s directors and the Corporation’s named executive officers, and the directors and executive officers as a group, as of January 31, 2006.

	Common
	Shares
	Beneficially		Percentage of
Name of Beneficial Owner	Owned (1)		Class

Daniel P. Batista	44,639		*
Robert M. Campana	18,563	(2)	*
Paul A. Campagna	533		*
Terry D. Goode	60,000	(3)	*
James R. Herrick	8,000	(4)	*
Lee C. Howley	12,650	(5)	*
James F. Kidd	82,530	(6)	1.27%
Daniel E. Klimas	15,000	(7)	*
David M. Koethe	25,741	(8)	*
Richard E. Lucas	63		*
Kevin C. Martin	0		*
Mary E. Miles	0		*
Benjamin G. Norton	151,275	(9)	2.33%
Stanley G. Pijor	104,337	(10)	1.61%
Jeffrey F. Riddell	126,570	(11)	1.95%
John W. Schaeffer, M.D.	14,189	(12)	*
Eugene M. Sofranko	38,292	(13)	*
Terry M. White	8,578		*
Donald F. Zwilling	2,065	(14)	*

All Directors and Executive Officers as a Group (22 in group)	714,137	11.01%

* Ownership is less than 1% of the class.

(1)	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the common shares reported.

(2)	Includes 15,634 common shares subject to shared voting and investment power with his wife.

(3)	Includes 17,197 common shares subject to shared voting and investment power with his wife.

(4)	Includes 8,000 common shares held in his company’s 401(k) subject to shared voting and investment power.

(5)	Includes 4,530 common shares held by a partnership of which he is a partner and subject to shared voting and investment power.

(6)	Includes 22,334 common shares held in a trust of which he is a beneficiary and subject to shared voting and investment power.

(7)	Includes 10,000 common shares subject to options which are vested and exercisable.
(8)	Includes 393 common shares in his wife’s name with respect to which Mr. Koethe disclaims shared voting and investment power.

(9)	Includes 73,809 common shares held in his wife’s trust and subject to shared voting and investment power.

(10)	Includes 49,997 common shares held in his wife’s name and subject to shared voting and investment power.

(11)	Includes 43,472 common shares subject to shared voting and investment power with his wife and children. It also includes 31,665 held in a trust of which Mr. Riddell is a beneficiary.

(12)	Includes 6,143 common shares in his wife’s name and subject to shared voting and investment power.

(13)	All common shares held in a trust of which Mr. Sofranko is a beneficiary, or in joint name with affiliated companies, or with his wife and subject to shared voting and investment power.

(14)	Includes 459 common shares held in his wife’s trust and subject to shared voting and investment power.
As of January 31, 2006, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation, except as follows:

Name and Address of Beneficial	Common Shares Beneficially
Owner	Owned	Percent of Class

The Lorain National Bank
457 Broadway
Lorain Ohio 44052 (1)	682,207	10.52%

Bank Funds V, VI and VII, L.P.
208 S. LaSalle Street
Chicago, IL 60604 (2)	412,000	6.35%

(1)	These common shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by The Lorain National Bank. As fiduciary, The Lorain National Bank has sole power to dispose of 361,636 of these common shares, shared power to dispose of 320,571 of these common shares, sole power to vote 89,019 of these common shares, and shared power to vote -0- of these common shares, for a total of 682,207 of the outstanding common shares of the Corporation.

(2)	According to a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006.

PROPOSAL NUMBER 1
Election of Directors
     The Amended Code of Regulations of the Corporation provides that the Board of Directors of the Corporation shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. The directors of each class shall hold office for a term of three years. At the Annual Meeting, five directors will be elected to three-year terms expiring in 2009.
     The nominees for election at the Annual Meeting are Robert M. Campana, Lee C. Howley, James F. Kidd, Daniel E. Klimas and Jeffery F. Riddell, each of whom is currently a director of the Corporation. Each of the nominees has indicated his willingness to serve another term as a director if elected. If any nominee should become unavailable for election, which is not currently expected, it is intended that the shares represented by proxy will be voted for any substitute nominee(s) as may be named by the Board of Directors. In no event will the proxy holders vote for more than five nominees or for persons other than those named below and any substitute nominee for any of them.
     The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)-(15) of the Nasdaq National Market listing standards except for Mr. Klimas, Mr. Kidd and Mr. Batista.
Nominees for Election as Directors
     Class II Directors. The following table sets forth certain information with respect to the nominees for election as Class II Directors of the Corporation who will be voted upon at the Annual Meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

			Positions
			and Offices
			Held with
			LNB	Director
Name	Age	Principal Occupation for Past Five Years	Bancorp	Since
Class II

Robert M. Campana	46	Managing Director, P.C. Campana, Inc.	Director	1997

Lee C. Howley	58	President, Howley Bread Group Ltd., also Director of LESCO, Inc., a specialty provider of professional turf care products, and Boykin Lodging Company, a hotel real estate investment trust	Director	2001

Nominees for Elections as Directors (continued)

			Positions
			and Offices
			Held with
			LNB	Director
Name	Age	Principal Occupation for Past Five Years	Bancorp	Since
James F. Kidd	66	President and Chief Executive Officer, LNB Bancorp, Inc. and The Lorain National Bank from December 2003 to February 2005; Vice Chairman of the Board, LNB Bancorp, Inc. and The Lorain National Bank, prior to December 2003 and February 2005 to present	Director and Vice Chairman	1989

Daniel E. Klimas	47	President and Chief Executive Officer and Director, LNB Bancorp, Inc. and The Lorain National Bank since February 2005. President, Northern Ohio Region, Huntington Bank from 2001 to February 2005	President and CEO, LNB Bancorp, Inc. and Director	2005

Jeffrey F. Riddell	54	President and Chief Executive Officer, Consumers Builders Supply Company	Director	1995
Directors Continuing in Office
     Class III and I Directors. The following table sets forth certain information with respect to Class III and Class I Directors of LNB Bancorp, Inc., whose terms expire in 2007 and 2008, respectively. There were no agreements or understandings pursuant to which any of the persons listed below were selected as directors.

			Positions
			and Offices
			Held with
			LNB	Director
Name	Age	Principal Occupation for Past Five Years	Bancorp	Since
Class III
Daniel P. Batista	71	Chairman of the Board, Wickens, Herzer, Panza, Cook and Batista, Co.	Director	1983
David M. Koethe	70	Retired	Director	1983
Stanley G. Pijor	75	Former Chairman of the Board, LNB Bancorp, Inc. and The Lorain National Bank	Director	1983
Eugene M. Sofranko	75	Chairman of the Board, Lorain Glass Company, Inc.	Director	1983

			Positions
			and Offices
			Held with
			LNB	Director
Name	Age	Principal Occupation for Past Five Years	Bancorp	Since
Class III (continued)
Donald F. Zwilling, CPA	60	Shareholder and Director, Barnes Wendling CPA’s, Inc. Director in charge of the firm’s Sheffield Village office.	Director	2005
Class I
Terry D. Goode	51	Vice President, LandAmerica Financial Group, Inc. and Lorain County Title Company	Director	1997
James R. Herrick	54	President, Liberty Auto Group, Inc.	Director and Chairman	1999
Kevin C. Martin	49	President, EMH Regional Healthcare System, Elyria, Ohio	Director	2005
Benjamin G. Norton	66	Human Resource Consultant, LTI Power Systems	Director	1983
John W. Schaeffer, M.D.	60	President, North Ohio Heart Center, Inc.	Director	1999

PROPOSAL NUMBER 2
APPROVAL OF THE LNB BANCORP, INC. 2006 STOCK INCENTIVE PLAN
     At the Annual Meeting, shareholders will be asked to approve and adopt the LNB Bancorp, Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan” or the “Plan”).
Reasons for the Adoption of the Stock Incentive Plan
     In 2005, the Board of Directors approved a limited equity-based Stock Appreciation Rights Plan to enable the Corporation to attract and retain experienced, high performing, key employees. This cash-only plan was established as a transitional plan until the Stock Incentive Plan could be approved by our shareholders. The Stock Incentive Plan provides for a variety of long-term equity incentive alternatives that are competitive with those offered by other companies and permit flexibility to meet changing needs of the Corporation. It expands the Board of Directors’ ability to challenge key employees with incentives that better align compensation to performance and enhanced shareholder value. This Plan would enable the Board to grant awards for up to 600,000 shares of stock over the 10-year life of the Plan.
     The Board of Directors believes that the success of the Corporation and enhanced shareholder value depend on the Corporation’s ability to attract and retain qualified key employees through a competitive compensation program that includes equity incentives beyond the limited arrangements permitted without shareholder approval. Accordingly, the Board of Directors recommends that shareholders approve the Stock Incentive Plan.
Summary of the Plan
     The Stock Incentive Plan was adopted by the Board of Directors of the Corporation on February 28, 2006, subject to shareholder approval. The principal provisions of the Stock Incentive Plan are described below. A copy of the Plan is included as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the Plan.
Vote Required to Approve the Stock Incentive Plan
     The affirmative vote of a majority of the outstanding common shares of the Corporation represented at the meeting in person or by proxy is required for approval and adoption of the Stock Incentive Plan. Shareholders present at the meeting, either in person or by proxy, will be eligible to vote for or against adoption of the Plan. Shareholders who abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.
Purposes of the Stock Incentive Plan
     The purposes of the Plan are to enable the Corporation and its affiliates to:
o	attract and retain skilled and qualified officers and key employees by providing long-term incentive compensation opportunities competitive with those made available by other companies;

o	motivate participants to achieve the long-term success and growth of the Corporation;

o	facilitate ownership of shares of the Corporation; and

o	align the interests of the participants with those of the Corporation’s shareholders.

Types of Awards that May Be Granted under the Stock Incentive Plan
     The Stock Incentive Plan provides for the grant of:
o	“incentive stock options” (“Qualified Options”) within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

o	nonqualified stock options (“Non-Qualified Options”) that do not qualify as Qualified Options under the Internal Revenue Code;

o	stock appreciation rights (“Stock Appreciation Rights”);
o	performance shares (“Performance Shares”);

o	restricted shares (“Restricted Shares”); and

o	restricted share units (“Restricted Share Units”).
For a description of tax consequences related to these different types of awards to grantees and the Corporation, see the section below captioned “Federal Income Tax Consequences to Participants and the Corporation.”
Administration of the Stock Incentive Plan
     The Plan will be administered by a committee (the “Committee”) of at least three Directors who are appointed by the Corporation’s Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation and Governance Committee (or any subcommittee thereof) will serve as the Committee, and each member of the Committee will be an outside director meeting independence standards of the Nasdaq Stock Market, the Securities and Exchange Commission and the Internal Revenue Service specified in the Plan. The Committee has the authority to grant awards under the Plan. It also has broad discretionary authority to operate and administer the Stock Incentive Plan, including the sole and exclusive authority to:
o	select the employees eligible to receive awards under the Plan;

o	determine the types of awards granted and the timing of those awards;

o	determine the number of shares to be covered by each award;

o	determine the other terms and conditions of awards granted under the Plan, including exercise price, vesting and exercise terms, any performance criteria and restrictions;

o	determine whether any conditions or objectives related to awards have been met;

o	subsequently modify or waive terms and conditions of awards;

o	adopt, alter and repeal administrative rules, guidelines and practices governing the Plan;

o	interpret, administer and implement the Plan, awards and related agreements; and

o	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any award and any related agreements.
     All decisions made by the Committee under the provisions of the Stock Incentive Plan are final and binding. Members of the Board of Directors and members of the Committee acting under the Plan, and others acting on their behalf as permitted by the Plan, generally will be protected in relying in good faith on the advice of counsel, and will not incur liability except for gross or willful misconduct in the performance of their duties under the Plan.

Performance-Based Award Criteria
     The Plan is designed to permit the Corporation to grant performance-based awards that comply with section 162(m) of the Internal Revenue Code, as described further below. In specifying performance goals for awards made under the Plan that are intended to satisfy Internal Revenue Code section 162(m), the Committee may use performance objectives based on one or more measures. Specific performance objectives may be based on earnings per share, total revenue, net interest income, noninterest income, net income, net income before tax, noninterest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, new market growth, product line developments, net charge-offs, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria. Performance measurement may be based on absolute Corporation, business unit or divisional performance and/or performance as compared with that of other companies.
Stock Subject to the Stock Incentive Plan
     Common shares, $1.00 par value, of the Corporation may be issued under the Stock Incentive Plan. These shares may be treasury or authorized but unissued shares. The closing price of the Corporation’s common shares on The Nasdaq Market was $19.25 on March 1, 2006.
     The maximum number of shares of the Corporation that may be issued pursuant to awards granted under the Plan is 600,000 shares. The maximum number of shares available for grant as stock options (whether Qualified Options or Non-Qualified Options) under the Plan is 400,000 shares. The maximum number of shares available for issuance as Restricted Shares or for issuance in payment of Restricted Share Units or Performance Shares that have been earned under the Plan is 200,000 shares. The total number of shares underlying awards granted under the Plan to any participant in any fiscal year, regardless of whether any of those awards are subsequently canceled, forfeited, or terminated, will not exceed 60,000 shares. Any share subject to an outstanding award under the Plan, or a portion of such an award, which expires or is terminated or forfeited without being exercised will again become available for the granting of awards under the Plan. For instance, if shares are not issued because a stock option expires without being exercised, the number of shares subject to that award will not reduce the 600,000 total common shares that may be issued under the Plan.
     In the event of a stock split, dividend, distribution, recapitalization, reorganization, merger, consolidation, reclassification, liquidation, repurchase or exchange or issuance of securities, or other similar corporate event or transaction that affects the Corporation’s common shares, the Committee may make equitable adjustments in order to prevent dilution or enlargement of benefits under the Stock Incentive Plan. These modifications include adjustments in the number or kind of shares subject to future and outstanding awards, adjustments in the limitations on the maximum number of shares that may be issued under the Plan and the other maximum share limitations described above, and adjustments in the exercise price or performance objective for any award.
Eligibility
     Awards may be granted to any person who is an officer or other key employee of the Corporation or any of its affiliates and who the Committee, in its sole discretion, selects as eligible to participate in the Plan. The Corporation estimates that approximately 100 employees presently would be eligible to participate in the Stock Incentive Plan.

Award Contracts
     Awards under the Stock Incentive Plan are contingent upon the participant’s execution of a written agreement in an appropriate form containing terms approved by the Committee.
Stock Options
1. Stock Options, Generally
     A stock option is an award that entitles the holder to purchase a specified number of the Corporation’s shares at a specified price. Stock options awarded under the Plan may be Qualified Options or Non-Qualified Options. For an explanation of the difference between Qualified Options and Non-Qualified Options, see the sections below captioned “Special Restrictions Applicable to Qualified Options” and “Federal Income Tax Consequences to Participants and the Corporation.”
2. Exercise Price of Options
     The exercise price of stock options granted under the Plan will never be less than 100% of the fair market value of the common shares of the Corporation on the date of grant, subject to equitable adjustment in limited cases described above, such as stock splits. The Committee may specify a variable exercise price to be calculated by a formula or other method at the time of grant, but any such formula or method set for this purpose will provide for a minimum exercise price equal to the fair market value of the common shares of the Corporation on the date of grant.
3. Option Term
     The Committee will determine the term of each stock option granted under the Plan at the time of grant, and the term set for each option will not exceed ten years from the date of grant. If no term is specified, the term will be ten years. Any unexercised portion of a stock option granted under the Plan will expire at the end of the stated term of the stock option. The Committee has discretion to extend the term established for an option granted under the Plan, but Plan options may not be extended beyond the ten year period.
4. Vesting of Options
     Stock options, or portions of stock options, granted under the Plan will be exercisable at the appropriate time or times as determined by the Committee. The Committee may provide that a vesting schedule be set forth in the written agreement governing the grant. The Committee has discretion to waive or accelerate vesting provisions that it provides for options granted under the Plan.
5. Method of Exercise
     Exercisable portions of any stock option may be exercised by giving written notice of exercise to the Corporation specifying the number of common shares to be purchased. The notice must be accompanied by payment in full of the exercise price and any tax withholding as specified in the Plan. Subject to the Committee’s approval, which the Committee may withhold in its sole discretion, various methods of payment may be used to provide payment of the exercise price, including payment in cash, in common shares, or a combination of each. The option must be exercised by or on behalf of the person entitled to exercise the option.

6. Early Termination of Option Grants Prior to Expiration
     Generally, if the employment of an optionee with the Corporation or any of its affiliates terminates for any reason, all unexercised stock options may be exercised only in accordance with rules established by the Committee or as specified in the appropriate agreement evidencing the grant of the stock options. The rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the stock options.
7. Special Restrictions Applicable to Qualified Options
     Unless a stock option grant is designated at the time of grant as a Qualified Option, the grant is deemed to be a Non-Qualified Option grant. Qualified Options are subject to additional terms and conditions contained in Article 6 of the Plan, which are designed to comply with Section 422 of the Internal Revenue Code. These terms and conditions for Qualified Options include the following:
o	Qualified Options may be granted only to full or part-time employees (including officers) of the Corporation or any of its parent or subsidiary affiliates.

o	No Qualified Option may be exercisable on or after the tenth anniversary of the date of grant, nor may any Qualified Option be granted on or after the tenth anniversary of the effective date of the Plan.

o	If a Qualified Option is granted to a participant who owns, at the time of grant, in excess of ten percent of the total outstanding common shares of the Corporation, certain conditions apply. In particular, the exercise price of the Qualified Option must be at least 110% of the fair market value of the underlying shares on the date of grant, and the term of the Qualified Option cannot be longer than five years from the date of grant.

o	The total fair market value of the shares subject to Qualified Options which are exercisable for the first time by a grantee during any calendar year will not exceed $100,000 (valued as of the date of grant). If the aggregate value of the total options granted to a grantee during any calendar year exceeds $100,000, the Qualified Options having a fair market value of the amount in excess of $100,000 will be treated as Non-Qualified Options.

o	Qualified Options are non-transferable in accordance with the provisions of the Internal Revenue Code, and may not be transferred except by will or by the laws of descent and distribution.

o	No Qualified Option may be exercisable more than three months following termination of employment for any reason other than death or disability, nor more than one year following termination by reason of death or disability, or such option will no longer qualify as a Qualified Option and will thereafter be treated as a Non-Qualified Option.

Stock Appreciation Rights
1. Stock Appreciation Rights, Generally
     A Stock Appreciation Right is an award that entitles its holder to receive the appreciation in fair market value of a specified number of common shares of the Corporation over a specified exercise price. Stock Appreciation Rights may be granted under the Plan either independently (an “independent Stock Appreciation Right”) or in conjunction with the grant of a stock option.
2. Exercise Price of Stock Appreciation Rights
     The exercise price of a Stock Appreciation Right granted in conjunction with an option will be as specified in the related stock option grant. The exercise price of an independent Stock Appreciation Right will never be less than 100% of the fair market value of the related common shares of the Corporation on the date of grant, subject to equitable adjustment in limited cases described above, such as stock splits. The Committee may specify a variable exercise price for an independent Stock Appreciation Right to be calculated by a formula or other method at the time of grant, but any formula or method set for this purpose will provide for a minimum exercise price equal to the fair market value of the common shares of the Corporation on the date of grant.
3. Term of Stock Appreciation Rights
     Each Stock Appreciation Right, or applicable portion, granted in conjunction with an option or a portion of an option terminates and is no longer exercisable upon the termination or exercise of the related option or applicable portion. Each unexercised independent Stock Appreciation Right will expire at the end of the stated term of the Stock Appreciation Right. The term of each independent Stock Appreciation Right will be set by the Committee at the time of grant, will not exceed ten years from the date of grant, and may be extended by the Committee but not beyond ten years from the date of grant. If the Committee does not specify the term for an independent Stock Appreciation Right, it will have a term of ten years.
4. Exercisability of Stock Appreciation Rights
     A Stock Appreciation Right granted in conjunction with an option is exercisable only at such time or times and to the extent that the stock option to which it relates is vested and exercisable. An independent Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.
5. Method of Exercise of Stock Appreciation Rights
     A Stock Appreciation Right granted in conjunction with an option may be exercised by the surrender of the applicable portion of the related option. An independent Stock Appreciation Right may be exercised in whole or in part during its term by giving written notice of exercise specifying the number of common shares to be purchased.

     Upon the exercise of a Stock Appreciation Right, subject to the satisfaction of projected tax withholding requirements as provided in the Plan, the holder of the Stock Appreciation Right is entitled to receive shares or cash (as specified in the award agreement) equal in value to the excess of the fair market value of a share on the exercise date over the appropriate exercise price, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. The holder of a Stock Appreciation Right granted in conjunction with an option will not be permitted to exercise the Stock Appreciation Right at any time that the exercise price per share of the related stock option exceeds the fair market value of one share. The holder of an independent Stock Appreciation Right will not be permitted to exercise the Stock Appreciation Right at any time that the fair market value of a common share of the Corporation on a proposed exercise date does not exceed the exercise price of the Stock Appreciation Right.
6. Early Termination of Stock Appreciation Rights prior to Expiration
     Generally, if the employment of the holder of an Stock Appreciation Right with the Corporation or any of its affiliates terminates for any reason, all unexercised Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the appropriate agreement evidencing the grant of the Stock Appreciation Right or the related stock option. The rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Stock Appreciation Right or the related stock option.
Restricted Shares
1. Restricted Shares, Generally
     Restricted Shares are an award of common shares that are currently issued to a participant subject to forfeiture and transfer and other restrictions that will cease to apply at a future date or dates when specified performance goals have been attained or other terms and conditions (such as continued employment for a period of time) specified in the applicable award agreement are satisfied.
2. Purchase Price
     Restricted Shares may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value. The Committee will determine the price, if any, at which Restricted Shares are to be issued to a participant.
3. Restrictions
     Restricted Shares will be subject to restrictions as determined by the Committee, which may include a prohibition against the sale, transfer, pledge or other encumbrance of the shares, forfeiture upon termination of employment, a prohibition against employment of the participant by a competitor of the Corporation or dissemination of confidential information by the participant, and other restrictions required in accordance with securities, tax and other applicable laws.
4. Forfeiture
     If the restrictions, vesting requirements and other conditions relating to the Restricted Shares are not satisfied or do not lapse in accordance with the terms determined by the Committee, Restricted Shares will be forfeited by a participant back to the Corporation in exchange for a refund of any purchase price paid by the participant or any other amount which may be specified by the Committee.

5. Voting and Other Rights
     Unless otherwise provided under the applicable award agreement, during the period of restriction, participants holding Restricted Shares may vote the shares and will be entitled to receive any dividends and distributions paid with respect to the shares.
Restricted Share Units
1. Restricted Share Units, Generally
     Restricted Share Units are common shares that will be issued to a participant in the future when continued employment or other terms and conditions specified in the applicable award agreement are satisfied.
2. Purchase Price
     Restricted Share Units may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value. The Committee will determine the price, if any, at which Restricted Share Units are to be issued to a participant.
3. Restrictions
     Restricted Share Units will be subject to restrictions as determined by the Committee. The Committee may provide that restrictions lapse upon the attainment of specified performance objectives, after the passage of time or upon certain events (such as death, disability or retirement). Restrictions may also include a prohibition against the sale, transfer, pledge or other encumbrance of the units, forfeiture upon termination of employment, a prohibition against employment of the participant by a competitor of the Corporation or dissemination of confidential information by the participant, and other restrictions required in accordance with securities, tax and other applicable laws.
4. Forfeiture
     If the restrictions, vesting requirements and other conditions relating to the Restricted Share Units are not satisfied or do not lapse in accordance with the terms determined by the Committee, Restricted Share Units will be forfeited by a participant back to the Corporation.
5. Voting and Other Rights
     Participants holding Restricted Share Units will have no shareholder rights with respect to the units, except that the applicable award agreement may provide for payment of an amount of money equivalent to the dividends paid on the number of shares that would become payable upon vesting of the Restricted Share Units.
6. Early Termination of Restricted Share Units
     Generally, Restricted Share Units are terminated upon a participant’s termination of employment. However, if the applicable award agreement provides that restrictions lapse upon the attainment of specified performance objectives, the Committee has the discretion to provide that Restricted Share Units are terminated only in part upon retirement, death or disability. If a recipient of Restricted Share Units dies or becomes disabled during the applicable performance period, the Committee has the discretion to provide that the award was earned in whole or in part. However, if an award was intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, additional restrictions apply.

Performance Shares
1. Performance Shares, Generally
     Performance Shares are the right to receive a specified number of common shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine.
2. Performance Objectives
     At the time of grant of a Performance Share award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of common shares to be distributed to the participant. The Committee will also specify the time period or periods during which the performance objectives must be met. The Committee may adjust or modify the performance objectives or periods, provided that any such modifications meet the requirements of section 162(m) of the Internal Revenue Code, to the extent applicable, unless the Committee determines that such requirements should not be satisfied.
3. Voting and Other Rights
     Participants holding Performance Shares will have no shareholder rights with respect to the shares, except that the applicable award agreement may provide for payment of an amount of money equivalent to the dividends paid on the number of shares that would become payable upon vesting of the Performance Shares.
4. Early Termination of Performance Shares
     Generally, Performance Shares are terminated upon a participant’s termination of employment. However, the Committee has the discretion to provide that Performance Shares are terminated only in part upon retirement, death or disability. If a recipient of Performance Shares dies or becomes disabled during the applicable performance period, the Committee has the discretion to provide that the award was earned in whole or in part. However, if an award was intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, additional restrictions apply.
Non-Transferability of Awards
     Awards made under the Stock Incentive Plan generally are not transferable, except as specified in the Plan. During a participant’s lifetime, Plan awards are exercisable only by the participant or, as permitted by applicable law, by the participant’s guardian or other legal representative. Plan awards may be transferred by will and by the laws of descent and distribution. The Committee also has the discretion, if permissible under securities laws, to allow certain permitted transfers of vested awards (to the extent consistent with Section 422 of the Internal Revenue Code in the case of Qualified Options), to the Corporation, an affiliate, or an agent of the Corporation or an affiliate or otherwise determined to be in the interests of the Corporation, or to immediate family members or related entities by a participant for no consideration.

Transfers; Leaves of Absence
     The transfer of a participant among the Corporation and its affiliates is deemed not to be a termination of employment for purposes of the Stock Incentive Plan. Certain leaves of absence, as set forth in the Plan, are deemed not to be a termination of employment for purposes of the Plan. Those leaves of absence include any that are determined by the Committee not to be terminations of employment. Certain other leaves of absence approved in writing by the Company also will not be considered terminations of employment under the Plan, generally including short-term leaves of absence for military service or sickness, and long-term leaves of absence for which the employee has a statutory or contractual right to reemployment, if the employee returns to work within 30 days of the end of the leave of absence.
Effect of a Change in Control
     Events that qualify as a change in control are defined in detail in the Stock Incentive Plan, but a change in control generally will occur if any of the following events takes place (with specific limitations and qualifications as set forth in the Plan):
o	a change in the Corporation’s Board of Directors after which the incumbent members of the Board of Directors as of the effective date of the Plan (including their successors whose election or nomination was approved by those incumbent directors and their successors) no longer represent at least a majority of the Board;

o	any person (other than certain excluded persons, such as subsidiaries or benefit plans of the Corporation) is or becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s securities eligible to vote for the election of the Board of Directors, except in the case of certain business combinations in which the Corporation’s shareholders own more than 50% of the resulting company and certain stock issuances approved by incumbent directors and their successors;

o	a merger, consolidation, share exchange or similar form of business combination transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation’s shareholders, except in the case of certain business combinations in which the Corporation’s shareholders own more than 50% of the resulting company approved by incumbent directors and their successors; or

o	certain plans of complete liquidation or dissolution of the Corporation or sales of all or substantially all of the Corporation’s assets approved by the Corporation’s shareholders.
     In the event of a change in control of the Corporation, the Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of awards to Stock Incentive Plan participants. In particular, the Committee’s authority and discretion upon a change in control includes, among other possible actions, the ability of the Committee to:
o	accelerate the exercisability or vesting of any or all awards, notwithstanding any limitations set forth in the Plan or award agreement;

o	cancel any or all outstanding awards in exchange for the kind and amount of consideration that the holder of the award would have received had the award been exercised prior to the transaction, less the applicable exercise price;

o	convert any or all awards into the right to receive on exercise the kind and amount of consideration that the holder of the award would have received had the award been exercised prior to the transaction, less the applicable exercise price; or

o	convert any award into an award relating to the surviving or new corporation in the transaction.
     Generally, each award made under the Plan is intended to meet the requirements for exclusion from coverage under Section 409A of the Internal Revenue Code. If an award would be subject to Section 409A, the Committee may provide in the relevant award agreement for changes to the definition of “change in control” in the Plan and for changes to the Committee’s rights upon a change in control, as the Committee deems necessary in order for the award to comply with Section 409A.
Amendment of Awards
     Generally, the Committee may amend, prospectively or retroactively, the terms of any outstanding award under the Stock Incentive Plan. However, any amendment cannot be inconsistent with the terms of the Plan or materially and adversely affect the rights of any award holder without such holder’s consent. Additionally, awards cannot be subsequently amended by the Committee to reduce the exercise price to less than 100% of the fair market value of the shares on the date of grant, subject to equitable adjustment in limited cases described above, such as stock splits.
Plan Effective Date and Termination; Plan Amendment and Discontinuation
     If the shareholders of the Corporation approve and adopt the Stock Incentive Plan at the Annual Meeting, the Annual Meeting date will be the effective date of the Plan. The Plan will continue for a term of ten years, although awards granted on or before the termination of the Plan may extend beyond its termination. Generally, the Board of Directors may amend, alter, or discontinue the Plan at any time. However, any such amendment, alteration, or discontinuation cannot be made:
o	that would materially and adversely affect the rights of a holder of an award granted prior to the date of the amendment, alteration, or discontinuation without the holder’s consent; and

o	without shareholder approval, if shareholder approval is required by applicable laws, regulations, or exchange requirements (including Section 422 of the Internal Revenue Code with respect to Qualified Options and the rules of the Nasdaq Stock Market).
In any event, the Stock Incentive Plan may be amended without participants’ consent to comply with any law, to preserve any intended favorable tax effects for the Corporation, or avoid any unintended unfavorable tax effects for the Corporation, the Plan or participants in the Plan.

Federal Income Tax Consequences to Participants and the Corporation
Circular 230 Notice
     The tax advice contained in this Proxy Statement is not given in the form of a Covered Opinion within the meaning of 31 CFR § 10.35. In accordance with this Treasury Regulation, any advice contained in this Proxy Statement cannot be used for the purpose of (i) avoiding penalties that may be imposed by the Internal Revenue Service or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.
     The following descriptions are based upon existing provisions of the Internal Revenue Code, final, temporary and proposed Treasury Regulations promulgated thereunder, existing judicial decisions and current administrative rulings and practice, all as of the date hereof and all of which are subject to change, possibly retroactively. The Corporation has been advised that under current law certain of the federal income tax consequences to grantees and the Corporation should generally be as set forth in the following summary. This summary only addresses federal income tax consequences for grantees and the Corporation. State or local tax consequences and other tax consequences based on individual circumstances are not addressed in this summary.
     Generally, the Corporation will withhold from distributions under the Stock Incentive Plan the amount of cash or shares that it determines is necessary to satisfy applicable tax withholding obligations arising as a result of grants and distributions under the Plan. Alternatively, the Corporation may require grantees to pay to the Corporation such amounts, in cash, promptly upon demand.
     There are no federal income tax consequences to a grantee or the Corporation upon the grant of stock options and Stock Appreciation Rights. When a Non-Qualified Option or Stock Appreciation Right is exercised, the grantee realizes taxable compensation (ordinary income) at that time equal to, for a Non-Qualified Option, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for a Stock Appreciation Right, the aggregate amount of cash and fair market value of any shares received upon exercise. The Corporation generally is entitled to a tax deduction to the extent, and at the time, that the grantee realizes compensation income. The grantee’s tax treatment upon a disposition of shares acquired through the exercise of a Non-Qualified Option is dependent upon the length of time the shares have been held.
     Upon the exercise of a Qualified Option, a grantee recognizes no immediate taxable income, except that the excess of the fair market value of the shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the grantee’s alternative minimum tax liability. Income recognition is deferred until the shares acquired are disposed of. The gain realized upon the grantee’s disposition of shares acquired under a Qualified Option will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Corporation when a Qualified Option is exercised and the grantee is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the grantee will realize ordinary income and the Corporation generally will be entitled to a deduction as described above for Non-Qualified Options.
     Generally, no taxes are due upon a grant of Restricted Shares, Restricted Share Units or Performance Shares. An award of Restricted Shares or Performance Shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., it becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the Restricted Shares or Performance Shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of Restricted Share Units, the participant has taxable ordinary income upon receipt of unrestricted common shares. In all cases, the Corporation has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of Restricted Shares and Performance Shares may be accelerated by an “83(b) election” under section 83 of the Internal Revenue Code, if permitted by the applicable agreement.
     The Plan is designed to permit compliance with section 162(m) of the Internal Revenue Code relating to the deductibility of performance-based compensation. It is intended that stock options and awards under the Plan with a performance component generally will satisfy the requirements for performance-based compensation under section 162(m) while providing the Committee the authority to grant non-performance-based awards where it deems appropriate. Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation paid with respect to each of the Chief Executive Officer and the four other highest-paid executives during a tax year unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more “outside directors” (as defined under Internal Revenue Code Section 162 regulations) and satisfy the limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, generally, for grants other than options to qualify, the granting, issuance, vesting or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.”
     Finally, the Plan is designed to meet requirements for exemptions from coverage under section 409A of the Internal Revenue Code governing nonqualified deferred compensation. Generally, the Plan is intended to be construed and administered in a manner to avoid adverse tax consequences thereunder. However, the Corporation makes no representation or warranty, express or implied, as to the exemption of any award from taxation under section 409A of the Internal Revenue Code.
Corporate Governance
     The Board of Directors met 13 times in 2005. Each director in 2005 attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served, with the exception of Mr. Pijor and John W. Schaeffer, M.D. Mr. Pijor did not attend some meetings as a result of his health condition. The non-employee directors meet in executive sessions after the end of each regularly scheduled Board meeting.
     Neither the Board nor the Compensation and Governance Committee have implemented a formal policy regarding director attendance at an annual meeting of shareholders. Typically, the Board holds its annual organizational meeting directly following the corresponding annual meeting of shareholders, which results in most directors being able to attend the annual meeting of shareholders. In 2005, 13 Directors attended the 2005 Annual Meeting of Shareholders.
     The Board of Directors has established Corporate Governance Guidelines and a Code of Ethics and Business Conduct for the Corporation, which may be found on the Corporation’s website at www.4lnb.com. The information on the Corporation’s website is not part of this proxy statement.
     Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: LNB Bancorp, Inc. Board of Directors, 457 Broadway, Lorain, Ohio 44052. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Compensation and Governance Committee without any editing or screening.

Committees of the Board
     The Board of Directors of LNB Bancorp, Inc., has three standing committees: the Audit and Finance Committee, the Compensation and Governance Committee and the Executive Committee. Each Committee serves in a dual capacity as a Committee of the Corporation and The Lorain National Bank.
Audit and Finance Committee
Membership
Lee C. Howley, Chairman
James R. Herrick
Kevin C. Martin
Benjamin G. Norton
Jeffrey F. Riddell
Eugene M. Sofranko
Donald F. Zwilling
     The Audit and Finance Committee met seven times during 2005. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit and Finance Committee, which may be found on the Corporation’s website at www.4lnb.com. All members of the Audit and Finance Committee meet the independence standards of Rule 4200(a)-(15) of the Nasdaq National Market listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the Audit and Finance Committee qualifications of Rule 4350(d)-(2) of the Nasdaq National Market listing standards. The Board of Directors has determined that Lee C. Howley is an “audit committee financial expert” for the Corporation and is independent as described in the preceding sentence. The report of the Audit and Finance Committee for 2005 appears under the caption “Report of the Audit and Finance Committee.”
Compensation and Governance Committee
Membership
Terry D. Goode, Chairman
Benjamin G. Norton
David M. Koethe
Jeffrey F. Riddell
John W. Schaeffer, M.D.
     In 2005, the Board of Directors combined the Governance and Nominating Committee and the Compensation Committee of the Board of Directors into the Compensation and Governance Committee of the Board of Directors. The Board of Directors elected to operate this as a combined committee, but with separate charters for each function.

     The Committee is comprised entirely of independent directors as prescribed by Nasdaq National Market listing standards. The Board of Directors has adopted a Compensation Committee Charter and a Governance and Nominating Committee Charter, each of which may be found on the Corporation’s website at www.4lnb.com. This Committee met a combined eleven times during 2005. The Compensation Committee’s report on executive compensation matters for 2005 appears under the caption “Report of the Compensation and Governance Committee on Executive Compensation.”
     This Committee is responsible for determining Director and executive officer compensation and also develops and recommends to the Board corporate governance policies and guidelines for the Corporation. The Committee also develops guidelines for identifying Director and committee member candidates and recommends qualified candidates to the Board for nomination for election to the Board and appointment to committee membership in accordance with the Corporation’s Amended Code of Regulations. The Committee recommends director candidates to the Board of Directors for nomination, in accordance with the Corporation’s Amended Code of Regulations. The Committee will investigate and assess the background and skills of potential candidates. The Compensation and Governance Committee is empowered to engage a third party search firm to assist in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have significant networks of business contacts to identify candidates.
     LNB Bancorp’s Corporate Governance Guidelines and Code of Conduct and Business Ethics set forth the following criteria for qualification to serve as a Director: independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation’s business; depth and breadth of business and civic experience in leadership positions; and ties to LNB Bancorp’s geographic markets. LNB Bancorp’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Compensation and Governance Committee at the Corporation’s executive offices, which submissions then will be forwarded to the Chairman. The Compensation and Governance Committee then would evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission should be made no later than December 31 of each year for consideration in regard to the next annual meeting of shareholders. The Compensation and Governance Committee is not obligated to recommend to the Board, nor is the Board obligated to nominate any such individual for election. The Corporation has received no shareholder recommendations for any director nominee in respect of the class of directors to be elected at the Annual Meeting. Accordingly, the Corporation has made no rejections or refusals of such candidates.
     The Compensation and Governance Committee has not hired any director search firm in 2005 and, accordingly, paid no fees to any such company. As indicated above, however, the Compensation and Governance Committee may do so in the future if necessary.

Executive Committee
Membership
James R. Herrick, Chairman
James F. Kidd, Vice Chairman
Robert M. Campana
Terry D. Goode
Lee C. Howley
Daniel E. Klimas
     The Executive Committee is authorized and empowered to possess and exercise, during the intervals between meetings of the Board of Directors, all of the powers of the Board of Directors in the management and control of the Corporation to the extent permitted by law. This Committee met eleven times during 2005.
Report of the Audit and Finance Committee
     The Audit and Finance Committee of the LNB Bancorp, Inc. Board of Directors is composed of seven directors, each of whom is independent as defined by the Nasdaq National Market listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and operates under a written charter adopted by the Board of Directors.
     Management is responsible for the Corporation’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.
     In this context, the Committee has met and held discussions with management and KPMG LLP, the Corporation’s independent auditors. In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit and Finance Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of LNB Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.
     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit and Finance Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.
     The Committee reviewed the audited consolidated financial statements of LNB Bancorp, Inc. as of and for the year ended December 31, 2005, with management and the independent auditors.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that LNB Bancorp’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Committee also appointed KPMG LLP as the Corporation’s independent auditors.
Audit and Finance Committee
Lee C. Howley, Chairman
James R. Herrick
Kevin C. Martin
Benjamin G. Norton
Jeffrey F. Riddell
Eugene M. Sofranko
Donald F. Zwilling
Principal Accounting Firm Fees
     The following table sets forth the aggregate fees billed to LNB Bancorp for the fiscal years ended December 31, 2005 and December 31, 2004 by LNB Bancorp’s principal accounting firm, KPMG LLP.

	For the Year Ended December 31,
	2005	2004

Audit fees	$335,000	$317,800	(a)
Audit-related fees	0	45,000	(a)
Tax fees	24,387	13,300	(b)
All other fees	5,600	0	(c)

Total	$364,987	$376,100

(a)	Includes fees in 2005 and 2004 for services related to benefit plan audits, subsidiary company audits, Statement on Auditing Standards No. 70 and trust compliance.

(b)	Includes fees for services related to tax compliance and tax planning in 2004.

(c)	The Audit and Finance Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence and has determined that the provision of such services has not affected the principal accountant’s independence. In 2005 these were fees associated with the filing of two S-8 registration statements.
     The Audit and Finance Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.
     The Audit and Finance Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and reviewed such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit and Finance Committee or, in the absence of such action, by the Audit and Finance Committee Chairman, whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit and Finance Committee and approved prior to the completion of the audit. No services were provided by KPMG LLP pursuant to these exceptions in 2004 or 2005.

Executive Compensation and Other Information
Summary Compensation Table
     The following table sets forth the annual and long-term compensation for LNB Bancorp’s Chief Executive Officer, former Chief Executive Officer and the four other highest paid executive officers (the “named executive officers”) serving during 2005.
Summary Compensation Table

					Long-term
					Compensation
		Annual Compensation			Awards	All Other Compensation
				Other		Contributions
Name and				Annual	Number of	to 401(k)	Insurance
Principal Position	Year	Salary	Cash Bonus	Compensation	Stock Options	Plan	Premiums	Other

Daniel E. Klimas	2005	$271,154	$290,000	$103,652	30,000	$5,885	$685	$0
Chief Executive	2004	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Officer (1)	2003	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Paul A. Campagna	2005	$126,646	$27,712	$0	0	$5,775	$324	$0
Senior Vice	2004	135,951	0	0	0	4,070	280	0
President	2003	86,638	500	0	0	5,228	105	0
James F. Kidd	2005	$42,265	$0	$53,474	0	$0	$1,055	$0
Chief Executive	2004	259,770	0	18,200	0	0	0	0
Officer (2)	2003	36,322	0	53,474	0	0	0	0
Richard E. Lucas	2005	$91,538	$25,000	$0	0	$1,831	$1,161	$0
Executive Vice	2004	n/a	n/a	n/a	n/a	n/a	n/a	n/a
President	2003	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Mary E. Miles	2005	$88,942	$35,000	$0	0	$7,000	$366	$0
Senior Vice	2004	n/a	n/a	n/a	n/a	n/a	n/a	n/a
President (3)	2003	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Terry M. White	2005	$182,728	$10,000	$0	0	$5,482	$692	$0
Chief Financial	2004	177,284	0	0	0	5,082	514	0
Officer & Corp. Secretary	2003	143,992	0	0	0	8,827	234	0

(1)	Mr. Klimas became Chief Executive Officer in February 2005. The amounts included in “Cash Bonus” are a starting bonus paid pursuant to his employment agreement and a $175,000 performance bonus. The amounts included in “Other Annual Compensation” consist of 5,000 shares of LNB Bancorp, Inc. with a value of $96,100 issued pursuant to his employment contract and $7,552 for his company vehicle. Mr. Klimas was also issued 30,000 option shares in 2005 pursuant to his employment contract.

(2)	Mr. Kidd served as interim Chief Executive Officer from December 2003 to February 2005. For the years 2003 and 2005, the amounts reported in “Other Annual Compensation” represent annual payments pursuant to his deferred compensation agreement. In 2004 these payments were suspended during his time as interim Chief Executive Officer. The amount reported in “Other Annual Compensation” in 2004 represents his payments as a member of the Board of Directors.

(3)	The amount reported in “Cash Bonus” includes a $10,000 starting bonus paid to Ms. Miles.

Stock Options
Option Grants Table
     The following table sets forth information with respect to stock option grants to the named executive officers during 2005.
Option/SAR Grants in Last Fiscal Year

					Potential realizable
					value at assumed
					annual rates of stock
					price appreciation for
	Individual Grants				option term (1)
	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price Per
Name	Granted	Fiscal Year	Share	Expiration Date	5%	10%
Daniel E. Klimas	10,000	30.77%	$19.17	02/01/2016	$136,172	$355,242
Daniel E. Klimas	10,000	30.77	19.17	02/01/2017	152,566	409,937
Daniel E. Klimas	10,000	30.77	19.17	02/01/2018	169,779	470,100

(1)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market value of the common stock.
Fiscal Year-end Option Value Table
     The following table sets forth information with respect to stock option grants to the named executive officers during 2005. The following table provides information with respect to the number and value of options held by the named executive officers outstanding as of December 31, 2005. None of the named officers exercised options during 2005.
Fiscal Year-end Option Values

Value of Unexercised In-
	Number of Unexercised		the-Money Options
	Options 12/31/2005		12/31/2005
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel E. Klimas	0	30,000	$0	$0

Pension Plan
     The Lorain National Bank sponsors The Lorain National Bank Retirement Pension Plan (the “Pension Plan”) covering substantially all employees of the Bank. An employee is eligible to participate on January 1 or July 1 after the attainment of age 21 and completion of one year of service, as defined in the Pension Plan.
     Annual benefit payments under the provisions of the Pension Plan are computed by a formula, the components of which include annual compensation, years of service and the Social Security taxable wage base. Participants are eligible for normal retirement upon reaching age 65. Annual benefit payments are determined as a percentage for the five consecutive Pension Plan years that yield the highest average salary. Participants in the Pension Plan prior to January 1, 1989 will have annual benefits reduced if they have less than 15 years of continuous employment upon retirement. Participants who join the Pension Plan after January 1989 will have benefit payments reduced if they have less than 25 years of continuous employment upon retirement. The normal form of benefit payment is a joint and survivor annuity. Benefits become fully vested after a participant has completed five years of service. The Pension Plan also provides for the payment of early retirement, death, disability, and deferred vested benefits in the form of a lump sum distribution, or a monthly annuity.
     The Pension Plan was amended, effective January 1, 1995, to allow the payment of accrued benefits in the form of a lump sum distribution upon retirement at normal retirement age. The Pension Plan was amended and restated for GUST effective January 1, 2001 and amended for EGTRRA effective January 1, 2003. Effective December 31, 2003, the benefits under the Pension Plan were frozen and no additional benefits will be accrued under the Pension Plan after December 31, 2003.
     The following table reflects estimated annual pension benefits that would be payable as a life annuity with ten years of payments guaranteed to an employee of the Corporation retiring in 2005 at age 65 under the terms of the Pension Plan, based upon the employee’s total years of service and average annual compensation levels.
Employee’s Annual Estimated Pension Benefits

Final Average
Annual	15 Years	20 Years of	25 Years of	30 Years of	35 Years of
Compensation	of Service	Service	Service	Service	Service
$300,000	$60,654	$80,872	$101,090	$101,090	$101,090
250,000	60,654	80,872	101,090	101,090	101,090
200,000	60,654	80,872	101,090	101,090	101,090
170,000	50,979	67,972	84,965	84,965	84,965
100,000	28,404	37,872	47,340	47,340	47,340
     The annual compensation with respect to determining an employee’s annual pension payment is currently limited by the Internal Revenue Code to $200,000. The Pension Plan reflects the annual compensation limit, which results in a maximum annual pension payment of $101,090. Therefore, an employee’s annual estimated pension payment for final average compensation levels of $200,000 and above are limited to $101,090. Pension benefits accrued prior to 1995 are grandfathered, if their calculated benefit is greater than $101,090. These pension payments do not reflect any additional retirement benefits which the employee may receive in the form of Social Security and other forms of supplemental retirement benefits.

Employment and Change of Control Agreements with Executives
Mr. Klimas
     LNB Bancorp previously entered into an employment agreement with Mr. Klimas. The Employment Agreement has an initial term of three years commencing February 1, 2005 (the “Effective Date”), and, unless earlier terminated, permits the parties to extend the then current term by one year on November 1 of each year commencing in 2006. The Employment Agreement provides for an annual base salary of $300,000, bonus payments based on the attainment by Mr. Klimas of mutually agreed upon performance levels and perquisites consistent with those available to the registrant’s other executives. On the Effective Date, Mr. Klimas also received a signing bonus of $115,000 and an award of 5,000 unrestricted shares of the registrant’s common stock. The Employment Agreement also provides for the grant of stock options to purchase 30,000 shares of the registrant’s common stock on the Effective Date and each of the first two anniversaries thereof, which options vest over periods ending in 2010. In addition, the Employment Agreement provides for the development of a long-term incentive award plan for Mr. Klimas, commencing in 2006.
     The agreement also contains non-disclosure and non-compete provisions that, among other things, prohibit Mr. Klimas from competing with or soliciting employees, customers or clients of the Corporation for a period of one year following the termination of his employment.
     If Mr. Klimas terminates his employment with the Corporation as a result of a breach of the employment agreement by the Corporation or for good cause, or if the Corporation terminates his employment without cause, the Corporation shall continue to pay to Mr. Klimas his salary, and health and life insurance benefits, as in effect immediately prior to the termination, for the then remaining term of the agreement. In addition, Mr. Klimas shall be entitled to a pro rata portion of the annual bonus and long-term incentive awards applicable to the year in which such termination occurs and an annual bonus and long-term incentive awards each equal to 50% of his salary as in effect immediately prior to termination for the then remaining term of the agreement. Mr. Klimas shall also be entitled to be immediately awarded any stock options provided for in the agreement but not then issued, and all unvested stock options held by Mr. Klimas will become immediately exercisable in full. For purposes of the agreement, “good cause” means (i) a material adverse change in Mr. Klimas’ position, responsibilities, duties, or status, or title or offices, with the Corporation, (ii) a reduction in Mr. Klimas’ salary, (iii) a requirement that Mr. Klimas be based at a location more than 50 miles from his current residence in Westlake, Ohio, or (iv) failure of the Corporation to comply with the employee benefit provisions of the agreement.
     Under the employment agreement, Mr. Klimas is entitled to continuing indemnification to the fullest extent permitted by Ohio law for actions against him by reason of his being or having been an officer of the Corporation.
     Under the employment agreement, if, at any time within two years after the occurrence of a “change in control” (as defined in the agreement), Mr. Klimas’ employment is terminated by the Corporation (except for cause) or Mr. Klimas terminates his employment for good reason, the Corporation will pay to Mr. Klimas a lump sum severance benefit equal to the sum of (a) Mr. Klimas’ highest annual base salary as measured from the date of termination through the end of the term of the agreement, (b) any bonuses earned but unpaid through the date of termination, (c) a pro rated portion of Mr. Klimas’ annual bonus amount for the fiscal year in which the termination occurs, (d) any accrued and unpaid vacation pay, (e) the annual bonus for each remaining year of the term of the agreement in an amount equal to 50% of Mr. Klimas’ salary as in effect on the date of termination, and (f) a pro rated portion of the long-term incentive awards payable for the year in which the termination occurs and the long-term incentive awards payable for each remaining year of the term of the agreement in an amount equal to 50% of Mr. Klimas’ salary as in effect on the date of termination. Mr. Klimas shall also be entitled to be immediately awarded any stock options provided for in the agreement but not then issued, and all unvested stock options held by Mr. Klimas will become immediately exercisable in full. If the termination of employment occurs on or before February 1, 2009, Mr. Klimas will be entitled to receive “gross-up” payments to the extent that payment of any of the foregoing amounts results in excise taxes or penalties under Section 280G or 4999 of the Internal Revenue Code. For purposes of the agreement, “good reason” means, at any time after a change in control, (i) a material adverse change in Mr. Klimas’ position, responsibilities, duties, or status, or title or offices, with the Corporation from those in effect before the change of control, (ii) a reduction in Mr. Klimas’ base salary or failure to pay an annual bonus equal to or greater than the annual bonus earned for the year prior to the change in control, (iii) a requirement that Mr. Klimas be based at a location more than 50 miles from where he was located prior to the change in control or a substantial increase in Mr. Klimas’ business travel obligations as compared to such obligations prior to the change in control, and (iv) failure of the Corporation to continue any material employee benefit or compensation plan in which Mr. Klimas was participating prior to the change in control or provide Mr. Klimas with vacation in accordance with the policies in effect prior to the change in control. For purposes of the employment agreement, “cause” includes failure to perform duties as an employee, illegal conduct or gross misconduct, conviction of a felony, or breach of non-competition or non-disclosure obligations of the employee.
Mr. Lucas
     The Corporation and Mr. Lucas entered into an employment agreement, pursuant to which Mr. Lucas is to be employed by the Corporation for a term commencing on June 20, 2005 and continuing until terminated pursuant to the provisions of the agreement. The employment agreement provides for a base salary of $170,000 per annum, bonus payments to be paid from time to time at the sole discretion of the Corporation’s Board of Directors and full participation in all incentive and other compensatory plans available generally to the Corporation’s executive officers. The agreement also contains non-disclosure and non-compete provisions that, among other things, prohibit Mr. Lucas from competing with or soliciting employees, customers or clients of the Corporation for a period of either one or two years (determined at the election of the Corporation) following the termination of his employment.
     If Mr. Lucas terminates his employment with the Corporation as a result of a breach of the employment agreement by the Corporation or if the Corporation terminates his employment without cause, he is to be paid an amount equal to his total compensation (as reflected on his Form W-2 federal income tax statement) for the prior calendar year for a period of up to two years following the date of termination.
     Under the employment agreement, Mr. Lucas is entitled to continuing indemnification to the fullest extent permitted by Ohio law for actions against him by reason of his being or having been an officer of the Corporation.
     Under the employment agreement, if, at any time within two years after the occurrence of a “change in control” (as defined in the agreement) that occurs no later than June 20, 2008, Mr. Lucas’ employment is terminated by the Corporation (except for cause) or Mr. Lucas terminates his employment for good reason, the Corporation will pay to Mr. Lucas a lump sum severance benefit equal to the sum of (a) 150% of the Mr. Lucas’ highest annual base salary through the date of termination, (b) any base salary and bonuses earned but unpaid through the date of termination, (c) a pro rated portion of Mr. Lucas’ annual bonus amount for the fiscal year in which the termination occurs, and (d) any accrued and unpaid vacation pay. For purposes of the agreement, “good reason” means, at any time after a change in control, (i) a material adverse change in Mr. Lucas’ position, responsibilities, duties, or status, or title or offices, with the Corporation from those in effect before the change of control, (ii) a reduction in Mr. Lucas’ base salary or failure to pay an annual bonus equal to or greater than the annual bonus earned for the year prior to the change in control, (iii) a requirement that Mr. Lucas be based at a location more than 50 miles from where he was located prior to the change in control or a substantial increase in Mr. Lucas’ business travel obligations as compared to such obligations prior to the change in control, and (iv) failure of the Corporation to continue any material employee benefit or compensation plan in which Mr. Lucas was participating prior to the change in control or provide Mr. Lucas with vacation in accordance with the policies in effect prior to the change in control. For purposes of the employment agreement, “cause” includes failure to perform duties as an employee, illegal conduct or gross misconduct, conviction of a felony, or breach of non-competition or non-disclosure obligations of the employee.
Mr. White
     The Corporation and Mr. White entered into an employment agreement, pursuant to which Mr. White is to be employed by the Corporation for a term commencing on April 1, 2002 and continuing until terminated pursuant to the provisions of the agreement. The employment agreement provides for a base salary of $130,000 per annum, adjusted annually at the discretion of the Compensation and Governance Committee, bonus payments to paid from time to time at the sole discretion of the Corporation’s Board of Directors and full participation in all incentive and other compensatory plans available generally to the Corporation’s executive officers. The agreement also contains non-disclosure and non-compete provisions that, among other things, prohibit Mr. White from competing with or soliciting employees, customers or clients of the Corporation for a period of either one or two years (determined at the election of the Corporation) following the termination of his employment.
     If Mr. White terminates his employment with the Corporation as a result of a breach of the employment agreement by the Corporation or if the Corporation terminates his employment without cause, he is to be paid an amount equal to his total compensation (as reflected on his Form W-2 federal income tax statement) for the prior calendar year for a period of up to two years following the date of termination.
     Under the employment agreement, Mr. White is entitled to continuing indemnification to the fullest extent permitted by Ohio law for actions against him by reason of his being or having been an officer of the Corporation.
     Under the employment agreement, if, at any time within two years after the occurrence of a “change in control” (as defined in the agreement), Mr. White’s employment is terminated by the Corporation (except for cause) or Mr. White terminates his employment for good reason, the Corporation will pay to Mr. White a lump sum severance benefit equal to the sum of (a) 200% of the Mr. White’s highest annual base salary through the date of termination, (b) any base salary and bonuses earned but unpaid through the date of termination, (c) a pro rated portion of Mr. White’s annual bonus amount for the fiscal year in which the termination occurs, and (d) any accrued and unpaid vacation pay. For purposes of the agreement, “good reason” means, at any time after a change in control, (i) a material adverse change in Mr. White’s position, responsibilities, duties, or status, or title or offices, with the Corporation from those in effect before the change of control, (ii) a reduction in Mr. White’s base salary or failure to pay an annual bonus equal to or greater than the annual bonus earned for the year prior to the change in control, (iii) a requirement that Mr. White be based at a location more than 50 miles from where he was located prior to the change in control or a substantial increase in Mr. White’s business travel obligations as compared to such obligations prior to the change in control, and (iv) failure of the Corporation to continue any material employee benefit or compensation plan in which Mr. White was participating prior to the change in control or provide Mr. White with vacation in accordance with the policies in effect prior to the change in control. For purposes of the employment agreement, “cause” includes failure to perform duties as an employee, illegal conduct or gross misconduct, conviction of a felony, or breach of non-competition or non-disclosure obligations of the employee.

Director Compensation
     Under the Corporation’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation and Governance Committee. Directors who are also employees of the Corporation receive no additional compensation for service as a Director. The following table shows compensation for non-employee directors for fiscal 2005.

Annual board retainer (1)	$27,500
Annual committee chair retainer	32,500
Annual vice chairman of the Board retainer	32,500
Annual chairman of the Board retainer	47,500

(1)	The annual board retainer is paid to all members except committee chairs, vice chairman and chairman.
Supplemental Retirement Benefit Agreements
     LNB Bancorp has an individual supplemental retirement agreement (“SERP”) with Mr. Kidd. The purpose of this agreement is to provide supplemental retirement benefits to Mr. Kidd in addition to the benefits provided by the Pension Plan. The SERP provides for additional payments in the event of: (a) normal retirement; (b) reduced supplemental retirement benefits in the event of early retirement; (c) disability prior to retirement; (d) death; or (e) discharge “without cause.” Mr. Kidd became entitled, under his SERP, to receive annual payments of $53,474, commencing March 1, 2000 and continuing for 10 years. These payments were deferred during Mr. Kidd’s term as interim CEO, but resumed in February 2005.
Report of the Compensation and Governance Committee on Executive Compensation
Overview and Philosophy
     The Board of Directors of LNB Bancorp has established a Compensation and Governance Committee comprised solely of independent directors as prescribed by Nasdaq National Market corporate governance listing standards. The Compensation and Governance Committee is responsible for developing and making recommendations to the Board with respect to LNB Bancorp’s executive compensation policies.
     Pursuant to authority delegated by the Board, the Compensation and Governance Committee determines annually the compensation to be paid to the Chief Executive Officer and each other executive officer. The Compensation and Governance Committee also structures and monitors LNB Bancorp’s equity-based compensation plans, supplemental retirement, employment and change in control contracts with its executive officers which include, among other things, provisions relating to executives in the event of a change in control (as provided in these contracts). Compensation decisions with respect to executive officers are based on the factors discussed in the following paragraphs of the “Report of the Compensation and Governance Committee on Executive Compensation”.
     The Compensation and Governance Committee may utilize external compensation consultants, and legal professionals. The Compensation and Governance Committee gathers comparative compensation data from industry surveys, external consultants, and independent sources to develop a strategy in which our executives’ compensation provides rewards for company performance.

     The objectives of LNB Bancorp’s executive compensation program are to:
•	Motivate executive officers to achieve both short term and long term success and growth for the company and our shareholders;

•	Provide compensation that will attract and retain skilled and qualified executive officers, and

•	Align the executive officers’ interests with those of our shareholders by implementing equity based and other incentive compensation plans which provide for a portion of our executives’ compensation to be based on corporate performance.
     The Compensation and Governance Committee believes that the Corporation’s executive compensation program provides an overall level of compensation opportunity that is competitive within the banking and financial institution industry. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term LNB Bancorp performance, as well as individual performance. The Compensation and Governance Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual’s circumstances warrant.
Executive Officer Compensation Program
     LNB Bancorp’s executive officer compensation program is comprised of base salary, annual cash incentives, long-term equity based incentives and various competitive benefits.
Base Salary
     The Compensation and Governance Committee endeavors to set competitive base salary levels for LNB Bancorp’s executive officers relative to companies of similar size and complexity of operations in the financial institution industry. In determining base salaries, the Compensation and Governance Committee also takes into account individual experience and performance, Corporation performance and specific issues, needs and goals of the Corporation.
Annual Incentive Compensation
     The Corporation historically has maintained a conditional annual cash incentive program for executive officers. The purpose of the program is to provide direct financial incentives in the form of an annual cash bonus to executives to achieve the Corporation’s annual goals. The Compensation and Governance Committee endeavors to set goals at competitive levels within the financial institution industry. Goals are typically set at the beginning of each fiscal year and may be different in type and amount from goals set in previous years. For details about the Corporation’s annual goals in 2005, see “Compensation Matters in 2005,” below. For 2006, the Committee has adopted a cash incentive plan based on the Corporation’s achievement of profitability goals in 2006 and certain other financial and non-financial goals.
     In 2005, a separate Management Incentive Plan was established for executive officers and other senior managers which provided for the award of cash incentive payments based on subjective performance goals established for key corporate executives. These goals, the evaluation of the performance, and the cash management incentive payments were recommended by the CEO and approved by the Compensation and Governance Committee.

     In connection with the hiring of Mr. Klimas in early 2005 as the Corporation’s new Chief Executive Officer, the Committee also approved an annual incentive compensation program for Mr. Klimas that is discussed below in this Report.
Long-Term Incentives
     In 2005, long term incentive plans were established to attract and retain key executive officers and better align the compensation of these executives to the long-term performance of LNB Bancorp by offering performance incentives tied to the value of the Corporation’s stock or other long-term performance measures. These programs consisted of three components:
a)	Stock Grants to the CEO. The Corporation entered into an employment agreement with Mr. Klimas in early 2005 under which Mr. Klimas received an initial award of 5,000 unrestricted shares of stock and is entitled to receive stock options for 90,000 shares, to be granted in equal annual installments over three years from 2005 through 2007 at market price on the date of grant.

b)	Long-Term CEO Incentive Plan. Mr. Klimas’ employment agreement also provides for the development of a long-term incentive plan awarding up to 50% of Mr. Klimas’ salary annually, starting in 2006, during the term of the employment agreement. The development of this long-term incentive plan was ongoing at December 31, 2005.

c)	Equity-Based Incentives for other Executive Officers. The Committee also provided equity-based incentives during 2005 to other key executives to attract them to work at our institution and to retain them through awards that tie a measurable portion of our key executives’ compensation to increasing long term shareholder value. An inducement stock option grant was made to one new executive at market price in connection with his hiring, and the Board of Directors, on recommendation of the Committee, adopted a cash-only Stock Appreciation Rights Plan in December, under which the Committee subsequently granted 30,000 stock appreciation rights to executive officers other than the CEO at market price in January 2006.
     The Committee believes that executive compensation tied to the value of the Corporation’s stock is a significant component of the Committee’s overall compensation program for executive officers. The Committee views the Corporation’s existing Stock Appreciation Rights Plan as transitional, and recommends the approval of the proposed 2006 Stock Incentive Plan to shareholders. The proposed 2006 Stock Incentive Plan is an expansion of the Stock Appreciation Rights Plan, which provides solely for a cash payment based on the appreciation of our stock’s price and was adopted as an interim step pending consideration of the 2006 Stock Incentive Plan by shareholders. If shareholders adopt the proposed 2006 Stock Incentive Plan, the Committee’s ability to make equity-based awards to executives that better motivate executives to achieve long term Corporation success and build shareholder value will be enhanced. If shareholders do not adopt the new plan, however, the Committee plans to continue to make equity-based compensation a key component of long-term incentives through the use of stock appreciation rights or other forms of compensation that may not be as flexible as the awards that would be permitted under the new plan.

Chief Executive Officer Compensation
     The recruitment and hiring of a new CEO warranted a complete review of the Corporation’s Chief Executive Officer Compensation Program. As part of this process, the Committee reviewed the compensation programs at other publicly traded financial institutions of similar size and complexity of operations and sought to structure a competitive program that would attract and retain a qualified CEO and motivate the CEO to build value for the Corporation and its shareholders over the long and short terms. The annual base salary of Mr. Klimas, LNB Bancorp’s President and Chief Executive Officer, was set at $300,000, effective February 1, 2005. Additionally, the CEO’s 2005 Compensation Program consisted primarily of:
a)	Annual Incentive Compensation. Mr. Klimas’ employment agreement provides for an annual cash bonus of up to 75% of his base salary, with the target being 50%, based on performance goals for each year jointly established by the CEO and the Board of Directors. For 2005, the Committee determined to award Mr. Klimas a cash bonus of $175,000 under this program. In determining the actual amount of the 2005 bonus, the Committee considered a number of factors relative to the CEO goals set for 2005, including the Corporation’s financial performance and the stock performance, the establishment and development of a core executive team and value-driven corporate culture, the positioning of LNB Bancorp for continued growth and success, other subjective factors, and other long-term value provided to shareholders.

b)	Stock Grants. As described above in this Report, Mr. Klimas received an initial award of 5,000 unrestricted shares of stock in 2005 and is entitled to receive stock options for 90,000 shares, to be granted in equal annual installments over three years from 2005 through 2007. The Committee believes that the 30,000 options granted to Mr. Klimas under this program in 2005 at the market price on the date of grant provide a long-term incentive to enhance stockholder value.
     As described above, Mr. Klimas’ employment agreement also provides for the development of a long-term incentive plan awarding up to 50% of Mr. Klimas’ salary annually, depending on performance, starting in 2006. No amounts were awarded to the CEO under this program for 2005. The development of this long-term incentive plan was ongoing at December 31, 2005.
     The Corporation provides a company-owned vehicle for Mr. Klimas’ use. The 2005 economic benefit reported as taxable income to Mr. Klimas was $7,552.
Deductibility under Internal Revenue Code Section 162(m)
     We believe it is in shareholders’ best interest to retain as much flexibility as possible in the design and administration of executive compensation plans. LNB Bancorp recognizes, however, that Section 162(m) of the Internal Revenue Code disallows a tax deduction for non-exempted compensation in excess of $1,000,000 paid for any fiscal year to a corporation’s chief executive officer and four other most highly compensated executive officers. Because the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met, the Compensation and Governance Committee intends generally to structure performance-based compensation to executive officers who may be subject to Section 162(m) in a manner that satisfies the requirements for this exemption whenever administratively and practically feasible. The Board and the Compensation and Governance Committee, however, could award non-deductible compensation in other circumstances, as they deem appropriate. Moreover, because of ambiguities in the application and interpretation of Section 162(m) and the regulations issued, there is no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) actually will be deductible.

Compensation Matters in 2005
     During 2005, the Compensation and Governance Committee established the base salary of the Chief Executive Officer when he was hired in February and increased the level of base salary for certain other executive officers. The increases in base salary were based upon individual experience and performance, the knowledge of compensation levels for similar functions at other financial institutions of similar size and complexity of operations, and the objective of the Compensation and Governance Committee to place base salaries of executive officers at or near market median levels, given satisfactory job performance.
     In 2005, some of the key positions with in the Corporation were filled by new members of management. Given the members of new management, a 2005 Management Incentive Plan was introduced for senior managers (other than the CEO), that provided for the award of cash incentive payments based on subjective performance goals established for key corporate executives which reflected the unique transition circumstances that the Corporation faced in 2005, and approved by the Compensation and Governance Committee. This program replaced the previous Annual Incentive Compensation Program which was based on increased net earnings over 2004 net earnings as the measurement of the Corporation’s performance, with threshold and target goals set for determining cash bonus opportunity for all executive officers. An aggregate of $123,500 was paid to executive officers of the Corporation as bonuses under this program for 2005. As discussed above, the Corporation also awarded annual incentive compensation to the CEO under separate agreements and certain equity-based awards to executive officers in 2005.
Compensation and Governance Committee
Terry D. Goode, Chairman
Benjamin G. Norton
David M. Koethe
Jeffrey F. Riddell
John W. Schaeffer, M.D.
Compensation and Governance Committee Interlocks and Insider Participation in Compensation Decisions
     During 2005, the Compensation and Governance Committee was comprised of Messrs. Goode, Koethe, Norton, Riddell and Schaeffer, each of whom are independent directors. No officer or employee of LNB Bancorp served as a member of the Compensation and Governance Committee. In addition, during 2005, there were no interlocking relationships between members of the Compensation and Governance Committee and LNB Bancorp.

LNB Bancorp Performance
     The following graph shows a five-year comparison of cumulative total returns for LNB Bancorp, the Standard & Poor’s 500 Stock Index© and the Nasdaq Bank Index.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG LNB BANCORP, INC., THE S & P 500 INDEX,
AND THE NASDAQ BANK INDEX
*	Assumes the value of the investment in LNB Bancorp common shares and each index was $100 on December 31, 2000 and that all dividends were reinvested.
     The graph shown above is based on the following data points:

	Cumulative Total Return
	Period Ended
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

LNB Bancorp, Inc.	$100.00	$104.17	$141.69	$163.77	$168.20	$156.25

S & P500 Index©	100.00	88.12	68.64	88.33	97.94	102.75

Nasdaq Bank Index	100.00	106.35	107.47	137.00	154.24	149.95

Copyright© 2003, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

Certain Transactions
     Directors and executive officers of LNB Bancorp and their associates were customers of, or had transactions with, the Corporation or the Corporation’s banking or other subsidiaries in the ordinary course of business during 2005. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve greater than normal risk of collectibility or present other unfavorable features.
     Mr. Batista, a director who is not a member of the Audit and Finance or Compensation and Governance Committee, is the chairman of the law firm of Wickens, Herzer, Panza, Cook & Batista, Co. The Corporation has retained the aforementioned law firm as general legal counsel for the last several years. During the last fiscal year, the Corporation paid to Wickens, Herzer, Panza, Cook and Batista, Co. A legal fees in the amount of $323,038. It is anticipated that this relationship will continue during the current fiscal year.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16 of the Securities Exchange Act of 1934 requires LNB Bancorp’s executive officers, directors and more than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and LNB Bancorp reports of their ownership of LNB Bancorp securities. Based upon written representations and copies of reports furnished to LNB Bancorp by Insiders, all Section 16 reporting requirements applicable to Insiders during 2005 were satisfied on a timely basis with the exception of:
Mr. James R. Herrick — one Form 4 that was not filed in a timely manner,
Mr. Lee C. Howley — one Form 4 that was not filed in a timely manner, and
Mr. Kevin C. Martin — one Form 3 that was not filed in a timely manner.
Shareholder Proposals for Next Annual Meeting
     Any shareholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Corporation in connection with its annual meeting of shareholders to be held in 2007 must do so no later than November 18, 2006. To be considered eligible for inclusion in the Corporation’s 2007 Proxy Statement, a proposal must conform to the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. Shareholder proposals should be directed to LNB Bancorp, Inc., Attention: Investor Relations, 457 Broadway, Lorain, Ohio 44052. Unless notice of a shareholder proposal for the 2007 annual meeting of shareholders is received by the Corporation not later than February 1, 2007, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the Board of Directors.

     The Corporation’s Amended Code of Regulations establishes advance notice procedures as to the nomination by shareholders of candidates for election as directors. In order to make a director nomination, it is necessary that you notify the Corporation in writing no fewer than 14 days nor more than 50 days in advance of next year’s Annual Meeting unless the Corporation gives you less than 21 days notice of the Annual Meeting and then notice of nominations must be given no later than the seventh day after we mailed notice of the Annual Meeting to you. Notice of nominations of directors must also meet all other requirements contained in the Corporation’s Amended Code of Regulations. You may obtain the Code of Regulations by written request. Such request should be directed to LNB Bancorp, Inc., Attention: Corporate Secretary, 457 Broadway, Lorain, OH 44052.
Selection of Auditors
     KPMG LLP has served LNB Bancorp and The Lorain National Bank as independent auditor since 1972. The Audit and Finance Committee of the Board of Directors has selected KPMG LLP as independent auditor for the current year. We expect representatives of KPMG LLP to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.
Other Business
     The Board of Directors is not aware of any other matter that may be presented at the Annual Meeting other than the matters stated in the notice of Annual Meeting. However, if any other matters properly come before the Annual Meeting, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.
Annual Report
     We will provide without charge a copy of the Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005 to any shareholder who makes a written request for it directed to Terry M. White, Chief Financial Officer and Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.
     We urge you to sign and return the enclosed Proxy Form as promptly as possible whether or not you plan to attend the meeting in person.

APPENDIX A
LNB BANCORP, INC.
2006 STOCK INCENTIVE PLAN
ARTICLE 1
General Purpose of Plan; Definitions
     1.1 Name and Purposes. The name of this Plan is the LNB Bancorp, Inc. 2006 Stock Incentive Plan. The purpose of this Plan is to enable LNB Bancorp, Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers and key employees who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s shareholders.
     1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:
          (a) “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company, as determined by the Board of Directors in its discretion.
          (b) “Award” means any grant under this Plan of a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.
          (c) “Board of Directors” mean the Board of Directors of the Company, as constituted from time to time.
          (d) “Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.
          (e) “Committee” means the committee administering this Plan as provided in Section 2.1.
          (f) “Common Shares” mean the common shares, $1.00 par value per share, of the Company.
          (g) “Company” means LNB Bancorp, Inc., a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to LNB Bancorp, Inc. or substantially all of the assets of LNB Bancorp, Inc. and that assumes the obligations of LNB Bancorp, Inc. under this Plan by operation of law or otherwise.
          (h) “Date of Grant” means the date on which the Committee grants an Award.
          (i) “Director” means a member of the Board of Directors.
          (j) “Eligible Employee” is defined in Article 4.
          (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

          (l) “Exercise Price” means the purchase price of a Share pursuant to a Stock Option, or the exercise price per Share related to a Stock Appreciation Right.
          (m) “Fair Market Value” means the closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on any national securities exchange or automated quotation system on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or any national securities exchange or automated quotation system, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with Code Section 409A and the guidance then-existing thereunder. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).
          (n) “Incentive Stock Option” and “ISO” mean a Stock Option that is identified as such and which meets the requirements of Section 422 of the Code.
          (o) “Non-Qualified Stock Option” and “NQSO” mean a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) does not meet the requirements of Section 422 of the Code.
          (p) “Outside Director” means a Director who meets the definitions of the terms “outside director” set forth in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.
          (q) “Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.
          (r) “Performance Shares” is defined in Article 9.
          (s) “Performance Period” is defined in Section 9.2.
          (t) “Plan” means this LNB Bancorp, Inc. 2006 Stock Incentive Plan, as amended from time to time.
          (u) “Restricted Share Units” is defined in Article 8.
          (v) “Restricted Shares” is defined in Article 8.
          (w) “Rule 16b-3” is defined in Article 16.
          (x) “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.
          (y) “Share” or “Shares” mean one or more of the Common Shares.
          (z) “Shareholder” means an individual or entity that owns one or more Shares.
          (aa) “Stock Appreciation Rights” and “SARs” mean any right to receive the appreciation in Fair Market Value of a specified number of Shares over a specified Exercise Price pursuant to an Award granted under Article 7.

          (bb) “Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.
          (cc) “Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.
          (dd) “Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.
          (ee) “Vested” means, with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; and with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.
ARTICLE 2
Administration
     2.1 Authority and Duties of the Committee.
          (a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors (or any subcommittee thereof) shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.
          (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to Eligible Employees.
          (c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:
(i)	select the Eligible Employees to whom Awards are granted;
(ii)	determine the types of Awards granted and the timing of such Awards;
(iii)	determine the number of Shares to be covered by each Award granted hereunder;
(iv)	determine whether an Award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v)	determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;
(vi)	determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;
(vii)	subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;
(viii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;
(ix)	promulgate such administrative forms as it from time to time deems necessary or appropriate for administration of the Plan;
(x)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;
(xi)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;
(xii)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and
(xiii)	otherwise supervise the administration of this Plan.
          (d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or shareholders.
          (e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.
     2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company.
     2.3 Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

ARTICLE 3
Stock Subject to Plan
     3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued or transferred (a) upon the exercise of Stock Options or Stock Appreciation Rights, (b) as Restricted Shares and released from a substantial risk of forfeiture thereof, (c) in payment of Restricted Share Units, (d) in payment of Performance Shares that have been earned, or (e) in payment of any other Award granted under this Plan, shall not exceed in the aggregate 600,000 Common Shares, which may be treasury or authorized but unissued Shares.
     3.2 Other Limitations.
          (a) Stock Option Limitations. The maximum number of Shares that may be issued with respect to all Stock Options (whether Incentive Stock Options or Non-Qualified Stock Options) granted in the aggregate under this Plan is 400,000 Shares.
          (b) Restricted Share, Restricted Share Unit and Performance Share Limitations. The maximum number of Shares that may be issued (i) as Restricted Shares and released from a substantial risk of forfeiture thereof and (ii) in payment of Restricted Share Units or Performance Shares that have been earned under this Plan, shall not exceed in the aggregate 200,000 Shares.
          (c) Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Stock Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 60,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
     3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable or released from restrictions with respect to the unexercised or non-Vested portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.
     3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any

Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.
ARTICLE 4
Participants
     4.1 Eligibility. Officers and all other key employees of the Company or any of its Affiliates (each an “Eligible Employee”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan.
     4.2 Plan Agreements. Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of a plan agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Plan agreements may differ from time to time and from participant to participant.
ARTICLE 5
Stock Option Awards
     5.1 Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.
     5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan, as the Committee deems desirable:
          (a) Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

          (b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee’s authority to grant Stock Options with a term shorter than 10 years.
          (c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. The Committee may provide that a vesting schedule shall be specified in a plan agreement. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time.
          (d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:
(i)	in cash in any manner satisfactory to the Committee;
(ii)	by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including restricted Shares;
(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and
(iv)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.
     The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance.
     If the Exercise Price of an NQSO is paid by tendering Restricted Shares, then the Shares received upon the exercise will contain identical restrictions as the Restricted Shares so tendered.
          (e) Limitation on Gain. Nothing in this Article 5 shall be construed as prohibiting the Committee from granting Stock Options subject to a limit on the gain that may be realized upon exercise of such Stock Options. Any such limit shall be explicitly provided for in the relevant plan agreement.

          (f) Form. Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.
          (g) Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Stock Option Awards shall be construed and administered accordingly.
     5.3 Termination of Grants Prior to Expiration. Subject to Article 6 with respect to ISOs, if the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Options may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing the Stock Options. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Stock Options.
ARTICLE 6
Special Rules Applicable to Incentive Stock Options
     6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.
     6.2 Special ISO Rules.
          (a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.
          (b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.
          (c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.
          (d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee’s lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

          (e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or disability, nor more than one year following termination of employment for the reason of death or disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.
          (f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.
     6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan’s requirements for NQSOs.
ARTICLE 7
Stock Appreciation Rights
     7.1 SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.
     7.2 SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan, either at the same time or after the grant of the Stock Option, and will be subject to the following terms and conditions:
          (a) Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.
          (b) Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine at or after the time of grant.
          (c) Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash (as determined in the

Award agreement) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.
     7.3 Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:
          (a) Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.
          (b) Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.
          (c) Exercise Price. Subject to Section 3.4, the Exercise Price of an independent Stock Appreciation Right will never be less than 100% of the Fair Market Value of the related Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Appreciation Right may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 7.3(c) shall be construed as limiting the Committee’s authority to grant premium price Stock Appreciation Rights which do not become exercisable until the Fair Market Value of the related Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.
          (d) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash (as determined in the Award agreement) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price of the SAR multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Exercise Price of the SAR, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

          (e) Early Termination Prior to Expiration. If the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised independent Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing such Stock Appreciation Rights. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of such Stock Appreciation Rights.
     7.4 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.
     7.5 Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Stock Appreciation Rights Awards shall be construed and administered accordingly.
ARTICLE 8
Restricted Share and Restricted Share Unit Awards
     8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.
     8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:
          (a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.
          (b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:
(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments or otherwise, but subject to the Change in Control provisions in Article 11);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;
(iii)	a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;
(iv)	any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and
(v)	such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.
The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and 9.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.
          (c) Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:
“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the LNB Bancorp, Inc. 2006 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”
At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Article 14) to the participant or other appropriate person and with the foregoing legend removed.
          (d) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.
          (e) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

     8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued employment and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.
     8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:
          (a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.
          (b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:
(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;
(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;
(iii)	a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;
(iv)	any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and
(v)	such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.
The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

          (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.
          (d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.
          (e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Article 14.
          (f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.
          (g) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.
          (h) Special Limitations on Restricted Share Unit Awards. Unless an Award agreement approved by the Committee provides otherwise, Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code
          Section 409A and all Restricted Share Unit Awards shall be construed and administered accordingly.

     8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.
ARTICLE 9
Performance Share Awards
     9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.
     9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be “performance based compensation,” the Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant nor for each Award.
     9.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share
Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

     9.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:
          (a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Article 14.
          (b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment of the participant during the Performance Period. If a participant’s employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements, that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.
          (c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.
          (d) Performance-Based Compensation. The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.
     9.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

     9.6 Special Limitations on Performance Share Awards. Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Performance Share Awards shall be construed and administered accordingly.
ARTICLE 10
Transfers and Leaves of Absence
     10.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.
     10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:
          (a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;
          (b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and
          (c) any other absence determined by the Committee in its discretion not to constitute a termination of employment.
ARTICLE 11
Effect of Change in Control
     11.1 Change in Control Defined. “Change in Control” means the occurrence of any of the following:
          (a) If individuals who, on the effective date of this Plan, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that:
(i)	any person becoming a director subsequent to the effective date of this Plan, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection by such Incumbent Directors to such nomination), shall be deemed to be an Incumbent Director, and
(ii)	no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

          (b) If any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board of Directors (the “Company Voting Securities”); provided, however, that the events described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions of Company Voting Securities:
(i)	by the Company or any Subsidiary,
(ii)	by any employee benefit plan sponsored or maintained by the Company or any Subsidiary or by any employee stock benefit trust created by the Company or any Subsidiary,
(iii)	by any underwriter temporarily holding securities pursuant to an offering of such securities,
(iv)	pursuant to a Non-Qualifying Transaction (as defined in paragraph (c), below), or
(v)	a transaction (other than one described in paragraph (c), below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition pursuant to this subparagraph (v) does not constitute a Change in Control under this paragraph (b);
          (c) The consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:
(i)	more than fifty percent (50%) of the total voting power of either (x) the corporation resulting from the consummation of such Business Combination (the “Surviving Corporation”) or, if applicable, (y) the ultimate parent corporation that directly or indirectly has beneficial ownership of one hundred percent (100%) of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,
(ii)	no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

(iii)	at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board of Director’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) of this Section 11.1(c) shall be deemed to be a “Non-Qualifying Transaction”); or
          (d) If the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets but only if, pursuant to such liquidation or sale, the assets of the Company are transferred to an entity not owned (directly or indirectly) by the Company’s shareholders.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than twenty percent (20%) of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, however, that if (after such acquisition by the Company) such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.
     11.2 Effect of Change in Control. In the event of a Change in Control of the Company, the Committee shall have the right, in its sole discretion, to:
          (a) accelerate the exercisability of any or all Stock Options or SARs, notwithstanding any limitations set forth in the Plan or Award agreement;
          (b) accelerate the Vesting of Restricted Shares, notwithstanding any limitations set forth in the Plan or Award agreement;
          (c) accelerate the Vesting of Restricted Share Units and Performance Shares, notwithstanding any limitations set forth in the Plan or Award agreement;
          (d) cancel any or all outstanding Stock Options, SARs, Restricted Share Units and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of the transaction in question (the “Acquisition Consideration”) that the holder of the Stock Option, SAR, Restricted Share Unit or Performance Share would have received had the Stock Option, SAR, Restricted Share Unit or Performance Share been exercised or converted into Shares, as applicable, prior to such transaction, less the applicable exercise or purchase price therefor;
          (e) cause the holders of any or all Stock Options, SARs, Restricted Share Units and Performance Shares to have the right thereafter and during the term of the Stock Option, SAR, Restricted Share Unit or Performance Share to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of Common Shares which might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert such Stock Option, SAR, Restricted Share Unit or Performance Share into a stock option, appreciation right, restricted share unit or performance share relating to the surviving or new corporation in the transaction; or

          (f) take such other action as it deems appropriate to preserve the value of the Award to the Participant.
The Committee may provide for any of the foregoing in an Award agreement governing an Award in advance, may provide for any of the foregoing in connection with a Change in Control, or do both. Alternatively, the Committee shall also have the right to require any purchaser of the Company’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.
     The manner of application and interpretation of the foregoing provisions of this Section 11.2 shall be determined by the Committee in its sole and absolute discretion.
     11.3 Code Section 409A. Unless an Award agreement approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A. If the Committee provides than an Award shall be subject to Code Section 409A, then, notwithstanding the other provisions of this Article 11, the Committee may provide in the Award agreement for such changes to the definition of Change in Control from the definition set forth in this Article 11, and for such changes to the Committee’s rights upon a Change in Control, as the Committee may deem necessary in order for such Award to comply with Code Section 409A.
ARTICLE 12
Transferability of Awards
     12.1 Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.
     12.2 Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant’s guardian or other legal representative.
     12.3 Limited Transferability of Certain Awards. Notwithstanding Section 12.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 13
Amendment and Discontinuation
     13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:
          (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and
          (b) without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).
     Notwithstanding the foregoing, this Plan may be amended without affecting participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.
     13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options or SARs with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.
ARTICLE 14
Issuance of Shares and Share Certificates
     14.1 Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise or conversion of an Award that is payable in Shares. No Shares will be issued until full payment has been made, to the extent payment is required. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise or conversion of the Award payable in shares.
     14.2 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:
          (a) payment in full for the Shares and for any tax withholding (See Article 15);
          (b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

          (c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;
          (d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;
          (e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and
          (f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.
     14.3 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.
     14.4 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.
ARTICLE 15
Satisfaction of Tax Liabilities
     15.1 In General. The Company shall withhold any taxes which the Committee determines the Company is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such additional information or documentation as may be necessary for the Company to discharge its obligations under this Section. The Company may withhold: (a) cash, (b) subject to any limitations under Rule 16b-3, Common Shares to be issued, or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an Award, its disposition, or the disposition of the underlying Common Shares. Alternatively, the Company may require the holder to pay to the Company such amounts, in cash, promptly upon demand.
     15.2 Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit or Performance Share Award under the Plan, the Committee may cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the Company’s required tax withholding relating to such distribution. The Committee may withhold the proceeds of such sale for purposes of satisfying such tax withholding obligation.

ARTICLE 16
General Provisions
     16.1 No Implied Rights to Awards or Employment. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.
     16.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
     16.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.
     16.4 Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”
     16.5 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.
     16.6 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.
     16.7 Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.
     16.8 Legal Requirements. No Awards shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Shares, cash, or a combination thereof, unless such payment is, without further action by the Committee, in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

ARTICLE 17
Effective Date and Term
     17.1 Effective Date. The effective date of this LNB Bancorp, Inc. 2006 Stock Incentive Plan is the date on which the shareholders of the Company approve it at a duly held shareholders’ meeting.
     17.2 Termination Date. This Plan will continue in effect until midnight on the day before the tenth anniversary of the effective date specified in Section 17.1; provided, however, that Awards granted on or before that date may extend beyond that date.

LNB BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 18, 2006
REVOCABLE PROXY
This Proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoint Eugene M. Sofranko, David M. Koethe and Daniel P. Batista, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated hereon, all the common shares of LNB Bancorp, Inc. held of record by the undersigned on February 27, 2006, at the Annual Meeting of Shareholders to be held on April 18, 2005, or any adjournment thereof.
1. To elect as directors the nominees set forth below (except as marked to the contrary below):
Robert M. Campana, Lee C. Howley, James F. Kidd, Daniel E. Klimas and Jeffrey F. Riddell.

For All		For All
Nominees	Withhold	Except
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee, mark “For all Except” and write that nominee’s name in the space provided below.

2. To Approve the adoption of the LNB Bancorp, Inc. 2006 Stock Incentive Plan:

For	Against	Abstain
☐	☐	☐

If any other matters properly come before the meeting, the persons named in this Proxy will vote the shares represented by this Proxy in their discretion.
The Board of Directors unanimously recommends a vote “For” both proposals. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made with respect to any proposal specified herein, this Proxy will be voted for the proposal.
Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Please be sure to sign and date this Proxy in the box below.

Date:

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.
LNB BANCORP, INC.
457 BROADWAY
LORAIN, OHIO 44052

Please act promptly.
Sign, date & mail your Proxy Card today.
If your address has changed, please correct the address in the space provided below and return this portion with the Proxy in the envelope provided.